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                                                                    Exhibit 10.6

                        UNIVERSAL HOSPITAL SERVICES, INC.
                             1998 STOCK OPTION PLAN

      1. Purpose; Types of Awards; Construction.

            The purpose of the Universal Hospital Services, Inc. 1998 Stock Option Plan (the "Plan") is to afford an incentive to selected employees of Universal Hospital Services, Inc. (the "Company"), or any Subsidiary or Affiliate thereof that now exists or hereafter is organized or acquired, to acquire a proprietary interest in the Company, to continue as employees, to increase their efforts on behalf of the Company and to promote the success of the Company's business through the grant of options ("Options") pursuant to
Section 6 hereof, which Options may be non-qualified stock options or "incentive stock options" in accordance with section 422 of the Code. From and after the consummation of a Public Offering, the Plan is intended to satisfy the requirements of Rule 16b-3 promulgated under Section 16 of the Exchange Act and section 162(m) of the Code and shall be interpreted in a manner consistent with the requirements thereof.

      2. Definitions.

            For purposes of the Plan, the following terms shall be defined as set forth below:

            (a) "Affiliate" shall mean any Person that directly or indirectly controls, is controlled by, or is under common control with, another Person.

            (b) "Beneficial Owner" has the meaning ascribed to it in Rule 13d-3 promul gated under the Exchange Act.

            (c) "Beneficiary" shall mean the person, persons, trust or trusts that have been designated by an Optionee in his or her most recent written beneficiary designation filed with the Company to receive the benefits specified under the Plan upon his or her death, or, if there is no designated Beneficiary or surviving designated Beneficiary, then the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

            (d) "Board" shall mean the Board of Directors of the Company.

            (e) "Cause" shall mean, unless otherwise defined in an employment agree ment between the Optionee and the Company, if applicable, or the Option Agreement, with respect to an Optionee, (i) the continued failure, whether willful,
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      intentional or grossly negligent, after written notice, to perform substantially his or her duties as an employee of the Company or any of its Subsidiaries, other than as a result of a Disability; (ii) dishonesty in the performance of such Optionee's duties as an employee of the Company or any of its Subsidiaries; (iii) conviction or confession of an act or acts on such Optionee's part constituting a felony under the laws of the United States or any state thereof; (iv) any willful act or omission on such Optionee's part that is materially injurious to the financial condition or business reputation of the Company or any of its Subsidiaries; (v) a breach of any duty or obligation of noncompetition or confidentiality owed by such Optionee to the Company or any of its Subsidiaries; or (vi) a breach of any provision or covenant contained in any employment agreement between such Optionee and the Company or any of its Subsidiaries, which breach shall not have been cured within sixty (60) days after notice thereof from the Company to the Optionee.

            (f) "Change in Control" shall mean when any "person" (as defined in Section 13(d) and 14(d) of the Exchange Act), other than the Company, J.W. Childs Equity Partners, L.P., any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary, or any corporation owned, directly or indirectly, by the stockholders of the Company, in substantially the same proportions as their ownership of stock of the Company, acquires "beneficial ownership" (as defined in Rule 13d-3 under the Exchange Act) of securities representing more than 50% of the com bined voting power of the Company (or, prior to a Public Offering, more than 50% of the Company's outstanding shares of Common Stock.

            (g) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

            (h) "Committee" shall mean a committee appointed by the Board to adminis ter the Plan and to perform the functions set forth herein. From and after the consummation of a Public Offering, the composition of the Committee, at all times (i) shall satisfy the provisions of Rule 16b-3 under the Exchange Act, and (ii) shall be "outside directors" within the meaning of Section 162(m). With respect to the period prior to consummation of a Public Offering, references to the "Committee" shall be deemed to also refer to the Board.

            (i) "Common Stock" shall mean shares of Common Stock, par value $.01 per share, of the Company.

            (j) "Company" shall mean Universal Hospital Services, Inc., a corporation organized under the laws of the State of Minnesota, or any successor corporation.

            (k) "Disability" shall mean, unless otherwise defined in an employment agreement between the Optionee and the Company, if applicable, or in the Option


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      Agreement, when the Optionee becomes physically or mentally disabled, whether totally or partially, either permanently or so that he or she is unable substantially and competently to perform his or her duties for the Company or any Subsidiary for a period of 90 consecutive days or for 90 days during any six-month period.

            (l) "Effective Date" shall mean, subject to the provisions of
      Section 7(i) hereof, the date upon which the Plan is adopted by the Board.

            (m) "Effective Time of the Merger" shall mean February 25, 1998.

            (n) "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and as now or hereafter construed, interpreted and applied by regulations, rulings and cases.

            (o) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time, and as now or hereafter construed, interpreted and applied by regulations, rulings and cases.

            (p) "Fair Market Value" shall mean the fair market value of the shares of Common Stock as determined by the Board in its sole discretion; provided, however, that (i) if the shares of Common Stock are admitted to trading on a national securities exchange, Fair Market Value on any date shall be the last sale price reported for the shares of Common Stock on such exchange on such date or on the last date preceding such date on which a sale was reported, (ii) if the shares of Common Stock are admitted to quotation on The Nasdaq Stock Market ("NASDAQ") or other comparable quotation system and have been designated as a National Market System ("NMS") security, Fair Market Value on any date shall be the last sale price reported for the shares of Common Stock on such system on such date or on the last day preceding such date on which a sale was reported, or
      (iii) if the shares of Common Stock are admitted to quotation on NASDAQ and have not been designated a NMS security, Fair Market Value on any date shall be the average of the highest bid and lowest asked prices of the shares of Common Stock on such system on such date.

            (q) "Good Reason" shall mean, unless otherwise defined in an employment agreement between the Optionee and the Company, if applicable, or in the Option Agreement, with respect to any Optionee, such Optionee's resignation from his or her employment with the Company or any of its Subsidiaries following and because of (i) the Company's reducing or reassigning a material portion of the Optionee's duties, without Cause; or
      (ii) a reduction of the Optionee's base salary other than in connection with an across-the-board reduction of executive compensation imposed by the Board in response to negative financial results or other adverse circumstances affecting the Company.


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            (r) "Incentive Stock Option" shall mean any Option intended to be and designated as an incentive stock option within the meaning of section 422 of the Code.

            (s) "Initial Option" shall have the meaning ascribed to it in
      Section 4 hereof.

            (t) "Initial Optionee" shall have the meaning ascribed to it in
      Section 4 hereof.

            (u) "J.W. Childs Equity Partners, L.P." shall mean J.W. Childs Equity Partners, L.P., a Delaware limited partnership.

            (v) "Merger" shall mean the transactions contemplated by that certain Agreement and Plan of Merger, dated November 25, 1997, by and among UHS Acquisi tion Corp., a Minnesota corporation ("Merger Sub"), J.W. Childs Equity Partners, L.P. and the Company, providing for, among other things, the merger of Merger Sub with and into the Company, with the Company being the surviving corporation in the Merger.

            (w) "Option" shall mean a right, granted to an Optionee under
      Section 4 or 6 hereof, to purchase shares of Common Stock.

            (x) "Option Agreement" shall mean any written agreement, contract, or other instrument or document evidencing the grant of an Option.

            (y) "Optionee" shall mean a person who, as an employee of the Company or any Subsidiary or Affiliate thereof, has been granted an Option under the Plan.

            (z) "Person" has the meaning ascribed to it in Section 13(d)(3) or 14(d)(2) of the Exchange Act.

            (aa) "Plan" shall mean this Universal Hospital Services, Inc. 1998 Stock Option Plan, as amended from time to time.

            (bb) "Public Offering" shall mean an underwritten initial public offering of shares of Common Stock by the Company.

            (cc) "Rollover Agreement" shall have the meaning ascribed to it in
      Section 4 hereof.

            (dd) "Rollover Option" shall have the meaning ascribed to it in
      Section 4 hereof.


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            (ee) "Rollover Optionee" shall have the meaning ascribed to it in
      Section 4 hereof.

            (ff) "Rule 16b-3" shall mean Rule 16b-3, as from time to time in effect, promulgated by the Securities and Exchange Commission under
      Section 16 of the Exchange Act, including any successor to such Rule.

            (gg) "Secondary Option" shall have the meaning ascribed to it in
      Section 4 hereof.

            (hh) "Secondary Optionee" shall have the meaning ascribed to it in
      Section 4 hereof.

            (ii) "Section 162(m)" shall mean section 162(m) of the Code and the regulations promulgated thereunder, as amended from time to time, including any successor to such Section.

            (jj) "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if, at the time of granting of an Option, each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

            (kk) "Ten-Percent Stockholder" shall mean an Optionee, who, at the time an Incentive Stock Option is to be granted to such Optionee, owns (within the meaning of section 422(b)(6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, a "parent" or a "subsidiary" within the meaning of sections 422(e) and 422(f), respectively, of the Code.

      3. Administration.

            The Plan shall be administered by the Committee. The Committee shall have the authority, in its reasonable discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or as may be reasonably necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Options; to determine the persons to whom and the time or times at which Options shall be granted; to determine the type and number of Options to be granted, the number of shares of Common Stock to which an Option may relate and the terms, conditions, restrictions and performance criteria relating to any Option (including, without limitation, acceleration of such Option's exercisability in the event of a Change in Control, and a prohibition against employment of an Optionee by any competitor of the Company or against an Optionee's dissemination of any confidential information belonging to the Company); to determine whether, to what extent, and


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under what circumstances an Option may be settled, cancelled, forfeited, exchanged, or surrendered; to make adjustments in the terms and conditions of, and the criteria and performance objectives (if any) included in, Options in recognition of unusual or nonrecurring events affecting the Company or any Subsidiary or Affiliate thereof or the financial statements of the Company or any Subsidiary or Affiliate thereof, or in response to changes in applicable laws, regulations, or accounting principles; to construe and interpret the Plan and any Option; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the Option Agreements (which need not be identical for each Optionee); and to make all other determinations deemed necessary or advisable for the administration of the Plan; provided, however, that no such amendment, modification or adjustment shall adversely affect any then outstanding Option without the prior written consent of the holder thereof.

            The Committee may appoint a chairperson and a secretary and may make such rules and regulations for the conduct of its business as it shall deem advisable, and shall keep minutes of its meetings. All determinations of the Committee shall be made by a majority of its members either present in person or participating by conference telephone at a meeting or by written consent. The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan. All decisions, determinations and interpretations of the Committee shall be final and binding on all persons, including the Company, any Subsidiary or Affiliate thereof, any Optionee (or any person claiming any rights under the Plan from or through any Optionee) and any stockholder.

            No member of the Board or Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any Option granted hereunder.

      4. Eligibility.

            Effective as of the Effective Date, each of the individuals who has been selected by the Board to participate in the initial management incentive option program (each such individual, an "Initial Optionee") shall be granted an Option (each, an "Initial Option") to purchase the number of shares of Common Stock designated for such Initial Optionee under such program. Effective as of the Effective Date of the Merger, each of the rollover options (the "Rollover Options"), which were granted to the individuals (the "Rollover Optionees") who were parties to the Rollover and Waiver Agreements between the Company and the respective Rollover Optionees (the "Rollover Agreements"), shall be covered under the terms of the Plan. Following the Effective Date, Options may be granted to selected employees of the Company and its present or future Subsidiaries and Affiliates, in the discretion of the Committee.


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            In addition, if within five years following the Merger, a Change in
Control shall have occurred, and thereafter, the original Common Stock investors of the Company shall have achieved a "realized value" on their original investment at least equal to the multiples set forth in Schedule II hereto for the corresponding period, then the Committee shall grant Options ("Secondary Options") to certain individuals who were selected to participate in the secondary management incentive option program ("Secondary Optionees"). For purposes of this paragraph and Schedule II, "realized value" shall mean cash and the market value of registered securities, publicly traded securities and tradeable securities that are not subject to transfer or restrictions under Rule 144 of the Securities Act of 1933.

            In determining the persons (other than the Initial Optionees, the Secondary Optionees and the Rollover Optionees) to whom Options may be granted, the Committee shall take into account such factors as the Committee shall deem relevant in connection with accomplishing the purposes of the Plan; provided, however, that no person shall be granted an Incentive Stock Option unless he or she is an employee of the Company or a Subsidiary at the time the Incentive Stock Option is granted.

      5. Stock Subject to the Plan.

            The maximum number of shares of Common Stock reserved for the grant of Options under the Plan shall be five million (5,000,000), subject to adjustment as provided herein; provided, however, that the maximum number of allotted shares that any Optionee may receive during any one calendar year may not exceed one million (1,000,000), subject to adjustment as provided herein. Such shares may, in whole or in part, be authorized but unissued shares or shares that shall have been or may be reacquired by the Company in the open market, in private transactions or otherwise. If any shares subject to an Option are forfeited, cancelled, exchanged or surrendered or if an Option otherwise terminates or expires without a distribution of shares to the Optionee, the shares of Common Stock with respect to such Option shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for Options under the Plan.

            In the event that any dividend or other distribution (whether in the form of cash, Common Stock, or other property), recapitalization, stock split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event shall occur after the date hereof that the Committee, in its reasonable discretion, determines affects the Common Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Optionees under the Plan, then the Committee shall make such equitable changes or adjustments as it deems necessary or appropriate to any or all of (i) the number and kind of shares of capital stock that may thereafter be issued upon exercise of Options, including the maximum number reserved under the Plan and the maximum number that may be received by any Optionee in any one calendar year, (ii) the number and kind of shares of capital stock issued or issuable in respect of outstanding Options, and (iii) the exercise price, grant price, or purchase price relating to


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any Option; provided, that, with respect to Incentive Stock Options, such adjustment shall be made in accordance with the provisions of section 424(h) of the Code (or any successor thereto); and further provided, that no such change or adjustment shall be made in the event that (x) capital stock is issued by the Company in exchange for cash or property or pursuant to any employee benefit plan (as defined in section 3(3) of ERISA) of the Company and (y) no change or adjustment is made for the benefit of holders of the outstanding Common Stock as a result thereof.

      6. Terms of Options. Options may be granted on such terms as may be determined by the Committee, provided that such terms and conditions are consistent with the following:

            (a) Exercise Price. The exercise price per share of Common Stock purchasable under the Initial Options and Secondary Options shall be the price set forth in the applicable Option Agreements. The exercise price per share of Common Stock purchasable under a Rollover Option shall be the price set forth in the applicable Rollover Agreement or Option Agreement. The exercise price per share of Common Stock purchasable under all other Options granted under the Plan shall be determined by the Committee; provided, however, that in the case of an Incentive Stock Option, generally such exercise price shall be not less than the Fair Market Value of a share of Common Stock on the date of grant of such Option, and in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder, such exercise price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date of grant of such Option.

            (b) Term of Options. An Option granted under the Plan shall expire no later than ten (10) years and six (6) months from the date of grant; provided, however, that in the case of an Incentive Stock Option, such Option shall expire no later than ten (10) years from the date of grant, and in the case of an Option granted to a Ten-Percent Stockholder, such Option shall expire no later than five (5) years from the date of grant.

            (c) Vesting and Exercisablity of Options. Each Initial Option shall vest and become exercisable pursuant to Schedule I hereto. Each Rollover Option shall vest and become exercisable pursuant to the terms of the applicable Rollover Agreement and Option Agreement. Each Secondary Option shall become exercisable pursuant to the terms of the applicable Option Agreement. All other Options under the Plan shall vest and become exercisable at such time and in such manner as the Committee shall determine.

            (d) Method of Exercise. The exercise of an Option shall be made only by a written notice delivered to the Secretary of the Company at the Company's principal executive office, specifying the number of shares of Common Stock to be purchased


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      and accompanied by payment therefor and otherwise in accordance with the
      Option Agreement pursuant to which the Option was granted. The purchase price for any shares of Common Stock purchased pursuant to the exercise of an Option shall be paid in full upon such exercise in cash, by check, or, at the discretion of the Committee and upon such terms and conditions as the Committee shall approve, including, by transferring shares of Common Stock to the Company or by a cashless exercise procedure. Any shares of Common Stock transferred to the Company as payment of the purchase price under an Option shall be valued at their Fair Market Value on the day preceding the date of exercise of such Option. If requested by the Committee, the Optionee shall deliver the Option Agreement evidencing the Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Option Agreement to the Optionee.

            (e) Initial and Rollover Options. The Initial Options shall also be subject to the terms and conditions set forth in Schedule I hereto and the applicable Option Agreements. Rollover Options shall also be governed by the terms and conditions set forth in the applicable Rollover Agreements and Option Agreements. The terms of the Rollover Agreements shall be incorporated into the terms of the Plan.

      7. General Provisions.

            (a) Compliance with Local and Exchange Requirements. The Plan, the granting and exercising of Options thereunder, and the other obligations of the Company under the Plan and any Option Agreement or other agreement shall be subject to, and the Company shall take all reasonable steps to comply with, all applicable federal and state laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may be required. The Company, in its discretion, may postpone the issuance or delivery of Common Stock under any Option until completion of such stock exchange listing or registration or qualification of such Common Stock or other required action under any state, federal or foreign law, rule or regulation as the Company may consider appropriate, and may require any Optionee to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Common Stock in compliance with applicable laws, rules and regulations. Subsequent to the registration of a class of equity securities of the Company under Section 12 of the Exchange Act, any provisions of the Plan inconsistent with Rule 16b-3 under the Exchange Act shall be inoperative and shall not affect the validity of the Plan.

            (b) Nontransferability of Options. Except as otherwise provided by the Committee, Options shall not be transferable by an Optionee except by will or the laws of descent and distribution, and shall be exercisable during the lifetime of an Optionee only by such Optionee or his or her guardian or legal representative. Consistent with the foregoing, the Committee may provide that a grant of an Option may permit the


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      transfer of the Option by an Optionee solely to members of the Optionee's immediate family or trusts or family partnerships for the benefit of such persons, subject to such terms and conditions as may be established by the Committee.

            (c) No Right to Continued Employment or Benefits. Nothing in the Plan or in any Option granted or any Option Agreement or other agreement entered into pursuant hereto shall be construed as a contract of employment with any Optionee or confer upon any Optionee the right to continue in the employ of, or the affiliation with, the Company, any Subsidiary or any Affiliate thereof or to be entitled to any remuneration or benefits not set forth in the Plan or such Option Agreement or other agreement or to interfere with or limit in any way the right of the Company or any such Subsidiary or Affiliate thereof to terminate such Optionee's employment or affiliation with the Company.

            (d) Taxes. The Company or any Subsidiary or Affiliate thereof is authorized to withhold from any payment relating to an Option under the Plan, including from a distribution of Common Stock, or any other payment to an Optionee, amounts of withholding and other taxes due in connection with any transaction involving an Option, and to take such other action as the Committee may deem advisable to enable the Company and Optionees to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Option. This authority shall include authority to withhold or receive Common Stock or other property and to make cash payments in respect thereof in satisfaction of an Optionee's tax obligations.

            (e) Amendment and Termination of the Plan. The Board may at any time and from time to time alter, amend, suspend or terminate the Plan in whole or in part; provided, however, that, except as provided in Section 5 hereof, no amendment shall be effective unless approved by the stockholders of the Company where stockholder approval of such amendment is required (a) to comply with Rule 16b-3 under the Exchange Act subsequent to the registration of a class of equity securities of the Company under Section 12 of the Exchange Act, (b) to comply with Section 162(m), if and to the extent applicable, or (c) to comply with any other applicable law, regulation or stock exchange rule. Notwithstanding the foregoing, no amendment shall affect adversely any of the rights of any Optionee, without such Optionee's consent, under any Option previously granted under the Plan.

            (f) No Rights to Options; No Stockholder Rights. Except for the Initial Optionees with respect to the Initial Options, the Secondary Optionees with respect to the Secondary Options and Rollover Options with respect to Rollover Optionees, no Optionee shall have any claim to be granted any Option under the Plan, and there is no obligation for uniformity of treatment of Optionees. Except as provided specifically herein, an Optionee or a transferee of an Option shall have no rights as a stockholder with respect to any shares covered by the Option until the date of the issuance of a stock certificate to such Optionee for such shares.


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            (g) No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Option. The Committee shall determine whether cash, other Options or other property shall be issued or paid in lieu of such fractional shares.

            (h) Governing Law. The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Minnesota without giving effect to the conflict of laws principles thereof.

            (i) Effective Date; Plan Termination. The Plan shall take effect upon the Effective Date, but the Plan shall be subject to the approval of the holder(s) of a majority of the issued and outstanding shares of voting securities of the Company entitled to vote, which approval must occur within twelve months of the date the Plan is adopted by the Board. In the absence of such approval, all Options granted under the Plan shall be null and void.


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                                   Schedule I

                     Terms and Conditions of Initial Options

            1. Unless otherwise defined herein, defined terms shall have the respective meanings ascribed to them in the Plan.

            2. Initial Options shall vest based on the Company's achievement of the annual "EBITDA" (as defined in Section 9, below) targets set forth in Appendix A (subject to audited results), as may be amended or revised in good faith by the Board, for acquisitions, divestitures or other circumstances. Such annual EBITDA targets are referred to herein respectively as the "Management Targets."

            (a) Initial Options to acquire between 0% and 20% of the total number of shares of Common Stock subject to such options shall vest in each fiscal year beginning with the fiscal year ending on December 31, 1998, in which the Company meets or exceeds 90% of the Management Target, on a linear basis such that, if, for example, the Company achieves 95% of the Management Target, 10% of the total number of option shares would vest.

            (b) Initial Options to acquire 20% of the total shares of Common Stock subject to such options shall vest in each fiscal year beginning with the fiscal year ending on December 31, 1998, in which the Company meets or exceeds the Management Target. No more than 20% of the total number of shares of Common Stock subject to such options shall vest in any fiscal year, except as noted in paragraph c. or d. below, or Section 3 below.

            (c) Irrespective of the foregoing, if at the end of the fifth fiscal year the Company: (i) on a cumulative basis meets the cumulative Management Target for such period; and (ii) meets or exceeds the annual Management Target for the fifth fiscal year, additional shares of Common Stock subject to Initial Options shall then vest such that the total number of vested shares of Common Stock subject to all Initial Options under the initial management incentive option program shall be no less than 100% of the total number of shares of Common Stock allocated to Initial Options under the initial management incentive option program implementing the Initial Option grants.

            (d) Notwithstanding the foregoing, all unvested shares of Common Stock subject to an Initial Optionee's Initial Options shall vest eight
      (8) years following the date of grant, provided that the Initial Optionee has been continuously employed by the Company or any Subsidiary through such date.


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            3. In the event of a Change of Control, the unvested shares of
Common Stock subject to Initial Options shall become vested in a proportion equal to the ratio of shares of Common Stock subject to Initial Options that have actually vested at such time to the total number of shares of Common Stock subject to Initial Options that would have vested had the Company achieved the Management Target for all periods prior to the Change of Control.

            4. Each Initial Option shall expire, unless earlier exercised or terminated, ten years and six months from the date of grant. The period of time during which the Initial Option is in effect is hereinafter referred to as the "term of the Initial Option."

            5. In the case of termination of an Initial Optionee's employment for Cause or resignation without Good Reason, each Initial Option shall terminate at the time of termination of employment.

            6. In the case of termination of an Initial Optionee's employment without Cause or the Initial Optionee's resignation for Good Reason, Options that have vested at the time of termination or resignation shall terminate on the 91st day after the date of employment termination or resignation, and Initial Options that have not vested shall terminate immediately.

            7. If the Initial Optionee's employment is terminated due to death or Disability, Initial Options that have vested at the time of termination or resignation shall terminate on the 181st day after the date of employment termination or death and may be exercised during such period by the Initial Optionee or his or her legal representative or estate, as the case may be, and Initial Options that have not vested shall terminate immediately.

            8. In consideration for the grant of the Initial Options, each Initial Optionee shall agree that:

            (a) during the Prohibition Period (as defined below), he or she shall not, in any capacity, whether for his or her own account or for any other person or organization, directly or indirectly, (i) within the United States and Canada (A) own, operate, manage or control, (B) serve as an officer, director, partner, employee, agent, consultant, advisor or developer or in any similar capacity to, or (C) have any financial interest in, or aid or assist anyone else in the conduct of, any person or enterprise that is engaged in the moveable medical equipment rental business. As used herein, "Prohibition Period" shall mean (i) if the Initial Optionee is a party to an employment agreement with the Company, the meaning ascribed to the term therein, and (ii) with respect to all other Initial Optionees, the period from and after the date of grant of the Initial Option to and including the date that is eighteen months from the date of termination of the Initial Optionee's employment; and

            (b) during and at all times after the term of the Initial Option, the Initial Optionee shall keep secret all confidential matters and materials of the Company (including its

      Subsidiaries and Affiliates), including, without limitation, know-how, trade secrets, real estate plans and practices, individual office results, customer lists, pricing policies, operational methods, any information relating to the Company (including any of its Subsidiaries and Affiliates) products, processes, customers and services and other business and financial affairs of the Company (including its Subsidiaries and Affiliates) (collectively, the "Confidential Information"), to which the Initial Optionee had or may have access and will not disclose such Confidential Information to any person other than the Company and J.W. Childs Associates, L.P. ("J.W. Childs Associates"), their respective authorized employees and such other persons to whom the Initial Optionee has been instructed to make disclosure by the Board, in each case only to the extent required in the course of the Initial Optionee's service to the Company or as otherwise expressly required in connection with court process. "Confidential Information" shall not include any information that is in the public domain during or after the term of the Initial Option, provided such information is not in the public domain as a consequence of disclosure by the Initial Optionee in violation of this provision.

            9. For purposes of the Plan and this Schedule I, "EBITDA" shall mean, as of any date for which it is to be determined, the consolidated earnings of the Company and its Subsidiaries before interest, taxes, depreciation and amortization and after deduction of all operating expenses, all as calculated in accordance with generally accepted accounting principles consistently applied, as reflected in the Company's consolidated financial statements for the four (4) most recent consecutive fiscal quarters of the Company ending at least 45 days prior to such date. Calculation of EBITDA shall specifically exclude expenses related to (i) any payments to J.W. Childs Associates; (ii) annual bank fees related to the Merger and related financing transactions; (iii) Bazooka bed asset impairment write-downs; and (iv) all severance payment incurred, accrued or paid prior to the first anniversary of the closing of the Merger. In addition, calculation of EBITDA shall specifically include pro forma adjustments made to the compensation of certain members of the Company's senior management.

                                   Appendix A

Management Targets

Fiscal Year Ended                                 EBITDA Target ($000)
--------------------------------------------------------------------------------
December 31, 1998                                       $29,709
December 31, 1999                                        32,977
December 31, 2000                                        36,445
December 31, 2001                                        40,314
December 31, 2002                                        44,635

                                 Schedule II

Realized value achieved prior           Minimum multiple of realized
to the following years after            value to original Common Stock
closing of Merger                       investors
--------------------------------------------------------------------------------
           Year 3                                   4.0x
           Year 4                                   4.5x
           Year 5                                   5.0x
--------------------------------------------------------------------------------